EXHIBIT 10.2

                                    AMENDMENT

                                        TO

                              MANAGEMENT AGREEMENT

        WHEREAS, DEMETER MANAGEMENT CORPORATION, a Delaware corporation (the "General Partner") on behalf of MORGAN STANLEY DEAN WITTER SPECTRUM TECHNICAL L.P., a Delaware limited partnership (formerly, Dean Witter Spectrum Technical L.P.) (the "Partnership"), and CAMPBELL & COMPANY, INC., a Maryland corporation (the "Trading Manager"), have agreed to amend the Management Agreement, dated as of November 1, 1994 (the "Management Agreement"), among the Partnership, the General Partner, and the Trading Manager, to change the management fee and the incentive fee payable to the Trading Manager.

        WHEREAS, all provisions contained in the Management Agreement remain in full force and effect and are modified only to the extent necessary to provide for the amendment set forth below.

        NOW, THEREFORE, the parties hereto hereby amend the Management Agreement as follows:

        1. The monthly management fee rate of 1/3 of 1% (a 4% annual rate) referred to in Section 6(a)(i) of the Management Agreement is hereby changed to 1/4 of 1% (a 3% annual rate).

        2. The monthly incentive fee percentage of 15% referred to in Section 6(a)(ii) of the Management Agreement is hereby changed to 20%.

        3. The foregoing changes shall take effect as of December 1, 2000.



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        IN WITNESS WHEREOF,  this Amendment to the Management Agreement has been executed for and on behalf of the undersigned as of the 30th day of November, 2000.

                                          MORGAN STANLEY DEAN WITTER SPECTRUM
                                          TECHNICAL L.P.

                                          By:   Demeter Management Corporation,
                                                General Partner


                                          By:   /s/Robert E. Murray
                                             -----------------------------------
                                                Name:  Robert E. Murray
                                                Title:  President


                                          DEMETER MANAGEMENT CORPORATION


                                          By:   /s/Robert E. Murray
                                             -----------------------------------
                                                Name:  Robert E. Murray
                                                Title:  President


                                          CAMPBELL & COMPANY, INC.


                                          By:   /s/Theresa D. Becks
                                             -----------------------------------
                                                Name: Theresa D. Becks
                                                Title:  Chief Financial Officer
                                                        Campbell & Company, Inc.